Exhibit 99.1

                         PRO FORMA FINANCIAL INFORMATION

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on December 31, 1997: (i) the acquisition and sales of office properties, land, and executive office suite centers, that have been consummated since December 31, 1997 and the acquisition of other office properties, land, and executive office suite centers that the Company expects to consummate in the near future; (ii) the issuance of senior unsecured notes in February 1998; (iii) the common stock offering and concurrent forward share purchase agreement during April 1998; and (iv) the repayment of amounts outstanding under the Company's unsecured revolving credit facility. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the following transactions had been consummated as of the beginning of the year: (i) the acquisition and sales of office properties, land, OmniOffices and other executive office suite centers that have been consummated since the beginning of 1997 and the acquisition of other office properties, land, and executive office suite centers that the Company expects to consummate in the near future; (ii) the sales of common stock and preferred stock during 1997; (iii) the issuance of senior unsecured notes by the Company in July 1997 and February 1998; (iv) the common stock offering and concurrent forward share purchase agreement during April 1998; and (v) the repayment of amounts outstanding under the Company's unsecured revolving credit facility.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the year, nor does it purport to represent the results of operations for future periods.

                CarrAmerica Realty Corporation and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                                 (In Thousands)

                                                                 At December 31, 1997 (Unaudited)
                                                  --------------------------------------------------------------------------------
                                                                                        Pro Forma Adjustments
                                                                         ---------------------------------------------------------
                                                                           Acquired             Disposed             Probable
                                                  Historical (A)         Properties (B)       Properties (C)       Acquisitions (D)
                                                  --------------         -------------        -------------        ---------------
     ASSETS
Rental property, net                                $2,212,757             $ 95,487 (1)         $(24,537)(3)          $43,829 (7)
Development property                                   292,476               66,311 (1)               -                 2,434 (7)
Restricted and unrestricted cash                        41,894                   -                    -                    -
Other assets                                           196,933               13,212 (1,2)         (8,258)(4)           52,236 (7,8)
                                                    ----------             --------             --------              -------
   Total assets                                     $2,744,060             $175,010             $(32,795)             $98,499
                                                    ==========             ========             ========              =======
     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                                 $  753,946             $168,484 (2)         $(75,532)(5)          $94,671 (8)
Senior unsecured notes                                 275,000                   -                   -                    -
Other liabilities                                       87,462                6,526 (2)           (1,145)(4)            3,828 (8)
                                                    ----------             --------             --------               ------
   Total liabilities                                 1,116,408              175,010              (76,677)              98,499

Minority interest                                       74,955                   -                   -                    -

   STOCKHOLDERS' EQUITY
Preferred stock                                             96                   -                   -                    -
Common stock                                               600                   -                   -                    -
Additional paid-in capital                           1,629,214                   -                   -                    -
Dividends paid in excess of earnings                   (77,213)                  -                43,882(6)               -
                                                    ----------             --------             --------              -------
   Total stockholders' equity                        1,552,697                   -                43,882                   -
                                                    ----------             --------             --------              -------
   Total liabilities and stockholders' equity       $2,744,060             $175,010             $(32,795)             $98,499
                                                    ==========             ========             =========             =======




                                                                             At December 31, 1997 (Unaudited)
                                                              ---------------------------------------------------------------
                                                                                     Pro Forma Adjustments
                                                              ---------------------------------------------------------------
                                                                                           Common Stock
                                                                                      Offering and Concurrent
                                                                Senior Unsecured           Forward Share          Pro Forma
                                                               Notes Offerings(E)      Purchase Agreement(F)     Consolidated
                                                               -----------------       --------------------      ------------

     ASSETS
Rental property, net                                               $      -                $      -              $2,327,536
Development property                                                      -                       -                 361,221
Restricted and unrestricted cash                                          -                       -                  41,894
Other assets                                                           8,425                      -                 262,548
                                                                   ---------               ----------            ----------
   Total assets                                                    $   8,425               $      -              $2,993,199
                                                                   =========               ==========            ==========
     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                                                $(191,575)              $(270,346)            $  479,648
Senior unsecured notes                                               200,000                      -                 475,000
Other liabilities                                                         -                       -                  96,671
                                                                   ---------               ---------             ----------
   Total liabilities                                                   8,425                (270,346)             1,051,319
Minority interest                                                         -                       -                  74,955
   STOCKHOLDERS' EQUITY
Preferred stock                                                           -                       -                      96
Common stock                                                              -                       93                    693
Additional paid-in capital                                                -                  270,253              1,899,467
Dividends paid in excess of earnings                                      -                       -                 (33,331)
                                                                   ---------               ---------             ----------
   Total stockholders' equity                                             -                  270,346              1,866,925
                                                                   ---------               ---------             ----------
   Total liabilities and stockholders' equity                      $   8,425               $      -              $2,993,199
                                                                   =========               =========             ==========
                                       2

                 CarrAmerica Realty Corporation and Subsidiaries
                    Notes to Pro Forma Condensed Consolidated
                                  Balance Sheet

                                December 31, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of December 31, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:
     (1) total acquisition costs of $189,859 ($5,972 related to DMB land, $17,205 related to Valley Research Centre land, $22,315 related to Citymark Tower, $28,270 related to Sunnyvale Technology Center, $30,530 related to Hacienda West, $22,484 related to Valley Technology Center land, $9,537 related to The Commons @ Las Colinas land, $6,277 related to LaJolla Spectrum land, $4,836 related to Sunset Corporate Park land, $8,933 related to Waterford Center, and $33,500 related to certain executive office suite centers); and

     (2) the use of the Company's purchase deposits of $14,849, the assumption of other liabilities totaling $6,526, the assumption of existing debt of $1,026 related to certain executive office suite centers, and draws on the Company's unsecured revolving credit facility of $167,458.

(C) Reflects the following pro forma adjustments related to the disposition of 2445 M Street:
     (3) total net cost of the property of $24,537;
     (4) the transfer of net assets of $7,113 ($8,258 in other assets and $1,145 in other liabilities) in connection with the disposition;
     (5) the repayment of $75,532 on the Company's unsecured revolving credit facility with the total sales proceeds; and
     (6) the $43,882 gain on disposition of the property.

(D) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
     (7) total acquisition costs of $98,599 ($2,434 related to Jones Tract land, $17,560 related to 5000 Quorum, $24,176 related to Alton Deere, and $54,429 related to certain executive office suite centers); and
     (8) the use of the Company's purchase deposits of $100, assumption of existing debt of $154 related to certain executive office suite centers, the assumption of other liabilities of $3,828, and draws on the Company's unsecured revolving credit facility of $94,517.

(E) Reflects the issuance of $200,000 of Senior Unsecured Notes due 2005 and 2008, related transaction costs of $1,425, and deferred interest costs of $7,000 from the Company's interest rate hedging transactions. The Company used the net proceeds of $191,575 to pay down amounts outstanding under its unsecured revolving credit facility.

(F) Reflects the proposed sale of 9,285,714 shares of common stock to the underwriter and Security Capital USRealty and concurrent forward share purchase agreement at a net price of $270,346, after deduction of transaction costs of $500. The Company expects to use all of the net proceeds to pay down amounts outstanding under its unsecured revolving credit facility.

                 CarrAmerica Realty Corporation and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                      (In Thousands, except per share data)

                                                    For the Year Ended December 31, 1997 (Unaudited)
                                             ----------------------------------------------------------------------
                                                                       Pro Forma Adjustments
                                                              -----------------------------------------------------
                                                                Acquired           Disposed           Probable
                                             Historical (A)   Properties (B)     Properties (C)     Acquisitions (D)
                                             --------------   -------------      -------------      ---------------

Real estate operating revenue:
   Rental revenue                                $325,502       $ 64,460 (1)     $(17,905)(6)        $ 4,391 (9)
   Real estate service income                      15,998             -                -                  -
   Executive suites revenue                        17,865         49,927 (1)           -              30,084 (9)
                                                 --------       --------         --------            -------
       Total revenues                             359,365        114,387          (17,905)            34,475
                                                 ========       ========         ========            =======
Real estate operating expenses:
   Property operating expenses                    114,826         20,355 (4)       (8,313)(6)          1,624 (12)
   Interest expense                                51,528         45,326 (2)      (12,930)(7)          6,823 (10)
   Executive suites operating expenses             15,728         42,653 (4)           -              25,541 (12)
   General and administrative                      21,839             -                -                  -
   Depreciation and amortization                   76,958         18,027 (3)       (2,974)(8)          3,713 (11)
                                                 --------        -------         --------            -------
       Total operating expenses                   280,879        126,361          (24,217)            37,701
                                                 --------        -------         --------            -------
       Real estate operating income                78,486        (11,974)           6,312             (3,226)

   Other operating income (expense), net            8,527             -              (148)(6)             -
                                                 --------        -------         --------            -------
   Income before minority interest                 87,013        (11,974)           6,164             (3,226)
                                                 --------        -------         --------            -------
Minority Interest                                  (8,273)          (687)(5)          -                   62 (13)
                                                 --------       --------         --------            -------
   Income from continuing operations             $ 78,740       $(12,661)        $  6,164            $(3,164)
                                                 ========       ========         ========            =======
Earnings from continuing operations
     per common share                            $   1.23
                                                 ========

                                                                      For the Year Ended December 31, 1997 (Unaudited)
                                                          ---------------------------------------------------------------------
                                                                                   Pro Forma Adjustments
                                                          ---------------------------------------------------------------------
                                                                                            Common Stock
                                                                                        Offering and Concurrent
                                                             Prior Preferred Stock          Forward Share
                                                           Common Stock, and Senior            Purchase             Pro Forma
                                                          Unsecured Notes Offerings          Agreement (F)        Consolidated
                                                          --------------------------        --------------       -------------
Real estate operating revenue:
   Rental revenue                                                $     -                     $    -                $376,448
   Real estate service income                                          -                          -                  15,998
   Executive suites revenue                                            -                          -                  97,876
                                                                 --------                    --------               -------
       Total revenues                                                  -                          -                 490,322
                                                                 ========                    ========               =======
Real estate operating expenses:
   Property operating expenses                                         -                           -                128,492
   Interest expense                                               (29,012)                    (19,195)               42,540
   Executive suites operating expenses                                 -                           -                 83,922
   General and administrative                                          -                           -                 21,839
   Depreciation and amortization                                       -                           -                 95,724
                                                                 --------                    --------               -------
       Total operating expenses                                   (29,012)                    (19,195)              372,517
                                                                 --------                    --------               -------
       Real estate operating income                                29,012                      19,195               117,805
   Other operating income (expense), net                               -                           -                  8,379
                                                                  -------                    --------               -------
   Income before minority interest                                 29,012                      19,195               126,184
Minority Interest                                                      -                           -                 (8,898)
                                                                 --------                    --------              --------
   Income from continuing operations                             $ 29,012                    $ 19,195              $117,286
                                                                 ========                    ========              ========
Earnings from continuing operations
     per common share                                                                                              $   1.18 (G)
                                                                                                                   ========

                                       4

                 CarrAmerica Realty Corporation and Subsidiaries
       Notes to Pro Forma Condensed Consolidated Statements of Operations
                      For the Year Ended December 31, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated statements of operations for the year ended December 31, 1997.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
     (1) the historical operating activity of the properties, OmniOffices, and certain executive office suites centers;
     (2) the additional interest expense on outstanding amounts on the unsecured revolving credit facility, at a weighted average interest rate of 7.1%, incurred for the acquisitions ($43,638 of interest costs net of $8,160 capitalized for development property), and interest expense of $9,848 on assumed debt at interest rates ranging from 5.0% to 9.6%;
     (3) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of OmniOffices and certain executive office suites centers based on useful lives ranging from 5 to 30 years;
     (4) the historical operating activity of the properties, OmniOffices and certain executive office suites centers reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
     (5)  the minority interest share of earnings.

(C) Pro forma adjustments for the dispositions of seven properties during 1997 and 2445 M Street reflect:
     (6) the elimination of the historical operating activity of the properties sold;
     (7) the reduction of interest expense from the repayment of debt at a weighted average interest rate of 7.1%, using the sales proceeds; and
     (8) the elimination of the historical depreciation expense of the properties sold.

(D) Reflects the following pro forma adjustments related to the anticipated effects of the probable property acquisitions, and acquisition of certain executive office suites centers:
     (9) the historical operating activity of the properties and certain executive office suites centers;
     (10) the additional interest expense on debt at a weighted average interest rate of 7.2%, incurred for and assumed in the acquisitions ($6,996 of interest costs net of $173 capitalized for development property);
     (11) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of certain executive office suites centers based on useful lives ranging from 5 to 30 years;

     (12) the historical operating activity of the properties acquired and certain executive office suites centers reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
     (13) the minority interest share of losses.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's unsecured revolving credit facility with the proceeds from sales of common stock in January, April, and December of 1997, and the sales of preferred stock in August, November, and December of 1997 and the change in interest expense associated with the paydown of amounts outstanding under the unsecured revolving credit facility with the proceeds from the issuance of senior unsecured notes in July 1997 and February 1998.

(F) Pro forma adjustment reflects the change in interest expense associated with the paydown of amounts outstanding under the unsecured revolving credit facility with the proceeds from the anticipated proceeds of the April common stock offering and concurrent forward share purchase agreement.

(G) Based upon 68,564,745 pro forma shares of common stock outstanding on a weighted average basis during the year ended December 31, 1997.


                                       6